Energizer Holdings, Inc.

Deferred Compensation Plan

2003 Election Form for Directors

______________________________________ ______________________________

Participant's Name (Last, First, Middle Initial) Social Security Number

I have been offered an opportunity to participate in the Energizer Holdings, Inc., Deferred Compensation Plan (the "Plan").
I hereby elect to participate in the Plan and irrevocably authorize the Company to deduct from my calendar 2003 Director's Fees the amount specified below:

Director's Fee Deferral Election	**Please complete the Deferral election below. You must defer a total of at least $ 1,000 to participate in the Plan.**
☐ **Fees**	I elect to defer ______%, or all up to $___________, or all in excess of $___________, or _____% in excess of $___________ of my calendar 2003 Director's Fees
☐ **Non-Participation**	I elect not to defer my calendar 2003 Director's Fees

Director's Fee Investment Election (please select in whole percentage increments; total must equal 100%)

I elect to invest my *calendar 2003 Director's Fee* Deferrals in the following Measurement Funds:

☐ Energizer Holdings, Inc. Common Stock	____%	☐ Vanguard International Growth Fund	____%
☐ Prime Rate Fund	____%	☐ Vanguard LifeStrategy Income Fund	____%
☐ Vanguard Wellington Fund	____%	☐ Vanguard Life Strategy Conservative Growth Fund	____%
☐ Vanguard 500 Index	____%	☐ Vanguard LifeStrategy Moderate Growth Fund	____%
☐ Vanguard Windsor II Fund	____%	☐ Vanguard LifeStrategy Growth Fund	____%
☐ Vanguard Small-Cap Index	____%	☐ Vanguard Explorer Fund	____%
☐ Vanguard PRIMECAP Fund	____%	☐ Vanguard Bond Index Fund	____%

ACCEPTED AND ACKNOWLEDGED:

______________________________ ______________________________

Signature of Participant Date For the Nominating and Executive Compensation Committee Date

Please complete and return forms to:
Clark/Bardes Consulting
Attn: Roger Pena
633 West Fifth Street, 52nd Floor
Los Angeles, CA 90071-2086
Fax: (213) 438-6600

Energizer Holdings, Inc.

Deferred Compensation Plan

2003 Election Form

Participant Name (Last, First, Middle Initial) ______________________ Social Security Number ______________________

I have been offered an opportunity to participate in the Energizer Holdings, Inc., Deferred Compensation Plan (the "Plan"). I hereby elect to participate in the Plan and irrevocably authorize the Company to deduct from my compensation the amounts specified below:

Deferral Election	**Please complete the Deferral election below. You must defer a total of at least $ 1,000 to participate in the Plan.**
☐ **Base Salary**	I elect to defer _______% of my calendar 2003 Base Salary (maximum deferral is 75%).
☐ **Incentive Plan Bonus**	I elect to defer _______%, **or** all up to $_______, **or** defer all in excess of $_______ of my Year 2003 Incentive Plan Bonus.
☐ **Non-Participation**	I elect not to defer calendar 2003 Base Salary or Fiscal Year Incentive Plan Bonus.

Calendar 2003 Base Salary Investment Election (please select in whole percentage increments; total must equal 100%)

I elect to invest my calendar 2003 *Base Salary* deferrals in the following Measurement Funds:

☐ Energizer Holdings, Inc. Common Stock	____%	☐ Vanguard International Growth Fund	____%
☐ Prime Rate Fund	____%	☐ Vanguard Life Strategy Income Fund	____%
☐ Vanguard Wellington Fund	____%	☐ Vanguard Life Strategy Conservative Growth	____%
☐ Vanguard 500 Index	____%	☐ Vanguard Life Strategy Moderate Growth Fund	____%
☐ Vanguard Windsor II Fund	____%	☐ Vanguard Life Strategy Growth Fund	____%
☐ Vanguard Small-Cap Index	____%	☐ Vanguard Explorer Fund	____%
☐ Vanguard PRIMECAP Fund	____%	☐ Vanguard Bond Index Fund	____%

Fiscal Year 2003 Incentive Plan Bonus Investment Election (please select in whole percentage increments; total must equal 100%)

I elect to invest my Fiscal Year 2003 *Incentive Plan Bonus* deferrals in the following Measurement Funds:

☐ Energizer Holdings, Inc. Common Stock	____%	☐ Vanguard International Growth Fund	____%
☐ Prime Rate Fund	____%	☐ Vanguard Life Strategy Income Fund	____%
☐ Vanguard Wellington Fund	____%	☐ Vanguard Life Strategy Conservative Growth	____%
☐ Vanguard 500 Index	____%	☐ Vanguard Life Strategy Moderate Growth Fund	____%
☐ Vanguard Windsor II Fund	____%	☐ Vanguard Life Strategy Growth Fund	____%
☐ Vanguard Small-Cap Index	____%	☐ Vanguard Explorer Fund	____%
☐ Vanguard PRIMECAP Fund	____%	☐ Vanguard Bond Index Fund	____%

(Over)

Energizer Holdings, Inc.

Deferred Compensation Plan

2003 Election Form

Election of Date and Form of Payment for 2003 Deferrals (please select a Date and Form of Payment)

☐ I elect to receive _______% of my calendar 2003 Base Salary Deferrals and/or my Fiscal Year 2003 Incentive Plan Bonus Deferrals and the associated earnings, on __________________(cannot be sooner than January 1, 2007). I understand that if my employment terminates for any reason prior to the date I elected above, my benefit will be paid to me upon my termination of employment.

☐ I elect to receive my calendar 2003 Base Salary Deferrals and/or my Fiscal Year 2003 Incentive Plan Bonus Deferrals upon the termination of my employment for any reason.

Upon termination of my employment for any reason, I elect to receive payment of my entire Account Balance in the following form (check one below):

________ Lump Sum ________ 5 Annual Payments ________ 10 Annual Payments

I understand that if my vested account balance is less than $50,000 my account will be paid to me in a lump sum.

ACCEPTED AND ACKNOWLEDGED:

Signature of Participant Date	**For Energizer Plans Administrative Committee Date**

Mail or Fax To:
Clark/Bardes Consulting
Attn: Roger Pena
633 West Fifth Street, 52nd Floor
Los Angeles, CA 90071
Fax (213) 438-6600